UACSC 99-C

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                  OCTOBER 1999



NOTE BALANCE RECONCILIATION                                                           DOLLARS
                                                    CLASS A-1       CLASS A-2        CLASS A-3      CLASS A-4           CLASS B
----------------------                             -------------    -------------   -------------   -------------   -------------
Original Note Balances                             72,500,000.00    94,500,000.00   88,000,000.00   95,200,000.00   14,591,551.00
Beginning Period Note Balances                     49,158,086.63    94,500,000.00   88,000,000.00   95,200,000.00   14,591,551.00
Principal Collections - Scheduled Payments          4,029,906.80                -               -               -               -
Principal Collections - Payoffs                     3,993,056.23                -               -               -               -
Principal Withdrawal from Payahead                      1,028.94                -               -               -               -
Gross Principal Charge Offs                            97,285.94                -               -               -               -
Repurchases                                                    -                -               -               -               -
Accelerated Principal                               1,547,203.23                -               -               -               -
Principal shortfall, up to Accelerated Principal               -                -               -               -               -
Total Principal to be Distributed                   9,668,481.14                -               -               -               -
                                                   -------------    -------------   -------------   -------------   -------------
Ending Note Balances                               39,489,605.49    94,500,000.00   88,000,000.00   95,200,000.00   14,591,551.00
                                                   =============    =============   =============   =============   =============

Note Factor                                            0.5446842        1.0000000       1.0000000       1.0000000       1.0000000
Interest Rate                                             5.4730%          6.1900%         6.6100%          6.820%          7.050%


NOTE BALANCE RECONCILIATION                                                NUMBERS
                                                            TOTAL
                                                      --------------       ------
Original Note Balances                                364,791,551.00       24,594
                                                      --------------       ------
Beginning Period Note Balances                        341,449,637.63       23,601
Principal Collections - Scheduled Payments              4,029,906.80
Principal Collections - Payoffs                         3,993,056.23          365
Principal Withdrawal from Payahead                          1,028.94            0
Gross Principal Charge Offs                                97,285.94            6
Repurchases                                                        -            0
Accelerated Principal                                   1,547,203.23
Principal shortfall, up to Accelerated Principal                   -
Total Principal to be Distributed                       9,668,481.14
                                                      --------------       ------
Ending Note Balances                                  331,781,156.49       23,230
                                                      ==============       ======


Note Factor                                                0.9095089
Interest Rate                                                 6.3476%

PRINCIPAL BALANCE RECONCILIATION
Original Principal Balance                                               364,791,551.99
Beginning Period Principal Balance                                       344,197,788.53
Principal Collections - Scheduled Payments                                 4,029,906.80
Principal Collections - Payoffs                                            3,993,056.23
Principal Withdrawal from Payahead                                             1,028.94
Gross Principal Charge Offs                                                   97,285.94
Repurchases                                                                           -
Ending Principal Balance                                                 336,076,510.62
                                                                         ==============
Ending Note Balances                                                     331,781,156.49
                                                                         ==============
Tail not sold                                                                      0.99
                                                                         ==============
Cumulative Accelerate Principal                                            4,295,353.14
                                                                         ==============


CASH FLOW RECONCILIATION

Principal Wired                                                            8,026,130.31
Interest Wired                                                             3,420,760.76
Withdrawal from Payahead Account                                               1,583.51
Repurchases (Principal and Interest)                                                  -
Charge Off Recoveries                                                          6,618.82
Interest Advances                                                             88,636.38
Collection Account Interest Earned                                            35,035.44
Spread Account Withdrawal                                                             -
Policy Draw for Principal or Interest                                                 -
                                                                         --------------
Total Cash Flow                                                           11,578,765.22
                                                                         ==============

TRUSTEE DISTRIBUTION  (11/8/99)

Total Cash Flow                                                           11,578,765.22
Unrecovered Advances on Defaulted Receivables                                  2,038.60
Servicing Fee (Due and Unpaid)                                                        -
Interest to Class A-1 Noteholders, including any overdue amounts             231,675.23
Interest to Class A-2 Noteholders, including any overdue amounts             487,462.50
Interest to Class A-3 Noteholders, including any overdue amounts             484,733.33
Interest to Class A-4 Noteholders, including any overdue amounts             541,053.33
Interest to Class B Noteholders, including any overdue amounts                85,725.36
Principal to Class A-1 Noteholders, including any overdue amounts          9,668,481.14
Principal to Class A-2 Noteholders, including any overdue amounts                     -
Principal to Class A-3 Noteholders, including any overdue amounts                     -
Principal to Class A-4 Noteholders, including any overdue amounts                     -
Principal to Class B Noteholders, including any overdue amounts                       -
Insurance Premium                                                             38,223.39
Interest Advance Recoveries from Payments                                     35,541.35
Unreimbursed draws on the Policy for  Principal or  Interest                          -
Deposit to Payahead                                                            3,812.66
Payahead Account Interest to Servicer                                             18.33
Excess                                                                             0.00
                                                                         --------------

Net Cash                                                                              -
                                                                         ==============

Servicing Fee Retained from Interest Collections                             286,831.49

SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                             911,978.88
Beginning Balance                                                            911,978.88
Trustee Distribution of Excess                                                        -
Interest Earned                                                                4,067.78
Spread Account Draws                                                                  -
Reimbursement for Prior Spread Account Draws                                          -
Distribution of Funds to Servicer                                            (4,067.78)
                                                                         --------------
Ending Balance                                                               911,978.88
                                                                         ==============

Required Balance                                                             911,978.88



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                          14,591,662.08
Beginning Balance                                                         10,457,742.88
Reduction Due to Spread Account                                                    0.00
Reduction Due to Accelerated Principal
Reduction Due to Principal Reduction                                       (349,960.13)
                                                                         --------------
Ending Balance                                                            10,107,782.75
                                                                         ==============

First Loss Protection Required Amount                                     10,107,782.75
First Loss Protection Fee %                                                       2.00%
First Loss Protection Fee                                                     17,407.85



POLICY  RECONCILIATION


Original Balance                                                         364,791,551.00
Beginning Balance                                                        342,703,026.32
Draws                                                                                 -
Reimbursement of Prior Draws                                                          -
                                                                         --------------
Ending Balance                                                           342,703,026.32
                                                                         ==============
Adjusted Ending Balance Based Upon Required Balance                      332,986,658.85
                                                                         ==============
Required Balance                                                         332,986,658.85


PAYAHEAD RECONCILIATION


Beginning Balance                                                              4,307.78
Deposit                                                                        3,812.66
Payahead Interest                                                                 18.33
Withdrawal                                                                     1,583.51
                                                                         --------------
Ending Balance                                                                 6,555.26
                                                                         ==============


CURRENT DELINQUENCY
                                               PRINCIPAL       % OF ENDING
  # PAYMENTS DELINQUENT           NUMBER        BALANCE       POOL BALANCE
  ---------------------           ------        -------       ------------
1 Payment                          372        4,815,096.99        1.45%
2 Payments                         120        1,765,904.92        0.53%
3 Payments                          45          732,155.91        0.22%
                                   ---        ------------        ----
Total                              537        7,313,157.82        2.20%
                                   ===        ============        ====


DELINQUENCY RATE (60+)
                                                               RECEIVABLE
                                              END OF PERIOD    DELINQUENCY
  PERIOD                       BALANCE        POOL BALANCE       RATE
------------                ------------     --------------    -----------
Current                     2,498,060.83     331,781,156.49      0.75%
1st Previous                1,061,304.39     341,449,637.63      0.31%
2nd Previous                    3,597.54     351,989,133.21      0.00%


NET LOSS RATE
                                                                                                      DEFAULTED
                                                            LIQUIDATION              AVERAGE          NET LOSS
   PERIOD                                  BALANCE           PROCEEDS              POOL BALANCE     (ANNUALIZED)
   ------                                  -------           --------              ------------     ------------
Current                                   97,285.94          6,618.82             336,615,397.06          0.32%
1st Previous                              58,760.56            589.85             346,719,385.42          0.20%
2nd Previous                               4,271.35             11.33             358,390,342.11          0.01%

Gross Cumulative Charge Offs             160,317.85    Number of Repossessions                               6
Gross Liquidation Proceeds                 7,220.02    Number of Inventoried Autos EOM                       8
Net Cumulative Loss Percentage                0.04%    Amount of Inventoried Autos EOM               75,400.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)               0.02%
Trigger                                       0.50%
Status                                          OK





DATE: 11/4/99                                /s/ Ashley Vukovits
                                             ------------------------------
                                             ASHLEY VUKOVITS
                                             FINANCE OFFICER